UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 20, 2024
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 West End Avenue, Suite 1300 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.
At-the-Market Offering Program
On March 20, 2024, Cumberland Pharmaceuticals Inc. (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s “at-the-market” offering program (the “ATM Offering”) for the offer and sale from time to time through or to H.C. Wainwright & Co., LLC (the “Sales Agent”), as sales agent or principal, of up to $5,800,000 of shares of the Company’s common stock, no par value per share (the “Shares”), pursuant to the Company’s Sales Agreement with the Sales Agent dated March 20, 2024 (the “Sales Agreement”).
The Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (the “Shelf Registration Statement”) filed with the SEC on December 14, 2023, which became effective upon the notice of effectiveness filed December 26, 2023 (File No. 333-276052).
From time to time during the term of the Sales Agreement, the Company may deliver a placement notice to the Sales Agent specifying the length of the selling period, the amount of Shares to be sold, any limitation on the number of shares that may be sold in any one trading day and the minimum price below which sales may not be made. Pursuant to the Sales Agreement and upon its acceptance of a placement notice from the Company, the Sales Agent may sell the Shares, by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the "Securities Act"). The Company may instruct the Sales Agent not to sell Shares if the sales cannot be effected at or above the price designated by the Company in any placement notice. The Company or the Sales Agent may suspend the ATM Offering at any time upon proper notice and subject to other conditions.
The Company will pay the Sales Agent a commission for its services in acting as agent in the sale of Shares. The Sales Agent will be entitled to compensation in an amount equal to 3.0 percent (3.0%) of the gross sales price of all of the Shares sold through it under the Sales Agreement.
The ATM Offering will terminate upon the earlier of (1) the sale of all Shares subject to the Sales Agreement or (2) termination of the Sales Agreement. The Sales Agreement may be terminated by the Sales Agent or the Company at any time upon five days’ notice, and by the Sales Agent at any time in certain circumstances, including suspension of trading of Shares on the Nasdaq Global Select Stock Market or the occurrence of a material adverse change in the Company’s business.
The Company made certain customary representations, warranties and covenants concerning the Company and the Shares in the Sales Agreement and also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.
Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.
The Company intends to use the net proceeds from the ATM Offering, if any, for working capital and general corporate purposes, including research and development expenses and capital expenditures.
The Sales Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K. The description of the material terms of the Sales Agreement is qualified in its entirely by reference to such Exhibit 1.1.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements - Safe Harbor
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, comparable store growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for future financial and operating results, projections, statements about the ATM Offering and the use of proceeds therefrom, and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: market conditions, competition, an inability of manufacturers to supply the Company’s products, maintaining an effective sales and marketing infrastructure, availability of additional debt and equity capital required to finance the business, our ability to continue to acquire brands, management of our growth and integration of our acquisitions, impacts on our business, as well as national and international markets and economies resulting from the rising rate of inflation, volatility in financial markets, the ongoing conflicts in Eastern Europe and the Middle East, and the other factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s other filings with the SEC. Forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement, dated March 20, 2024, by and between Cumberland Pharmaceuticals Inc. and H.C. Wainwright & Co., LLC.
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC.
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: March 20, 2024	By:	/s/ A.J. Kazimi
A.J. Kazimi
Chief Executive Officer